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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 25, 2004


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


                MICHIGAN                   0-452                38-1093240
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       (State or other jurisdiction     (Commission            (IRS Employer
              of incorporation)         File Number)        Identification No.)


         100 EAST PATTERSON STREET
            TECUMSEH, MICHIGAN                                  49286
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  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
    EXCHANGE ACT (17 CFR 240.13E-4(C))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 25, 2004, pursuant to our Amended and Restated Bylaws, our board of directors increased the number of directors constituting the whole board from six to seven and filled the resulting vacancy by electing Albert A. Koch to the board of directors.

There was no arrangement or understanding between Mr. Koch and any other person pursuant to which Mr. Koch was selected as a director.

Mr. Koch was appointed to serve on the Governance, Compensation & Nominating Committee and the Pension Committee of the board of directors.

ITEM 7.01   REGULATION FD DISCLOSURE.

On August 25, 2004, we issued a press release announcing Mr. Koch's election to the board of directors. We are filing a copy of the press release as an exhibit to this report, and its text is incorporated into this report by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

We are furnishing the following exhibit with this report:

Exhibit No.           Description

99.1                  Press release issued August 25, 2004


                                      -1-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TECUMSEH PRODUCTS COMPANY


Date:  August 25, 2004                By     /s/ James S. Nicholson
                                            ----------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                               Financial Officer


                                      S-1


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                                  EXHIBIT INDEX


Exhibit No.           Description

99.1                  Press release issued August 25, 2004